FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  June 14, 1996
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                Date of Report (Date of earliest event reported)



                                ILX Incorporated
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             (Exact name of Registrant as specified in its charter)


                                     ARIZONA
                                 --------------
                                 (State or other
                                 jurisdiction of
                                  incorporation

33-16122                                                              86-0564171
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(Commission File                                                (I.R.S. Employer
Number)                                                      Identification No.)


                      2777 E. Camelback Road, Phoenix, AZ 85016
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               (Address of principal executive offices) (Zip Code)



                                 (602) 957-2777
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               Registrant's telephone number, including area code

Item 5. Other Events.

         Effective June 2, 1995, ILX Incorporated ("ILX") entered into Consulting Agreements with Investor Resource Services, Inc., a Florida corporation, ("IRC") and Universal Solutions, Inc., a Colorado corporation, ("Universal") pursuant to which IRC and Universal agreed to provide certain investor relations, broker relations and public relations services to ILX. The Consulting Agreements are Exhibits to ILX's Form S-2 Registration Statement No. 33-61477. Under the terms of the Consulting Agreements, as amended in the related Option Agreements (which are attached as Exhibits to ILX's Form S-3 Registration Statement No. 333-03151), each of IRC and Universal received from ILX a total of 50,000 shares of ILX Common Stock (the "Shares") plus options to purchase an additional 250,000 shares of ILX Common Stock at $1.25 per share (the "Option Shares"). ILX agreed that the Shares and the Option Shares may be registered pursuant to the terms of the Consulting Agreements.

         The term of the Option Agreements originally was to terminate 30 days after the effective date of any registration described under section 7(b) of the Consulting Agreements (a "Registration") or June 1, 1997, whichever occurred first. Pursuant to a letter agreement dated June 10, 1996 (the "Letter Agreement"), a copy of which is attached as Exhibit A, ILX agreed to extend the term of the Option Agreements so that those Option Agreements would terminate 90 days after the effective date of any such Registration or June 1, 1997, whichever occurs earlier. In consideration for the extension, IRC and Universal agreed to exercise, collectively and on or before June 14, 1996, options for 100,000 of the Option Shares at a price of $1.25 per Option Share.

         The above descriptions of the Consulting Agreements, the Option Agreements and the Letter Agreement are qualified in their entirety by reference to the Consulting Agreements, the Option Agreements and the Letter Agreement.

Item 7. Financial Statements and Exhibits.

         The Exhibits required by Item 601 of Regulation S-K have been supplied as follows:

Exhibit
Numbers                    Description of Exhibit                      Page  No.
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  10                       Letter Agreement                               4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ILX Incorporated,
                                              an Arizona corporation




                                              /s/ Nancy J. Stone
                                              ----------------------------------
                                              Nancy J. Stone
                                              President

Date:  June 14, 1996